BROWN ADVISORY INTERNATIONAL FUND

                       Supplement dated September 15, 2004
                         to Prospectus dated May 1, 2004

As of September 15, 2004, the following amendments to the Fund's Prospectus will become effective:

THE SECTION ENTITLED "RISK/RETURN SUMMARY" BEGINNING ON PAGE 2 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUB-SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 2 OF THE PROSPECTUS IN ITS ENTIRETY WITH THE FOLLOWING
DISCLOSURE:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its total assets in common stocks of small, medium and large size companies located outside of the United States. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies based in at least three different countries other than the United States. The Fund does not currently intend to concentrate its investments in the securities of companies located in any one country.

THE SECTION ENTITLED "RISK/RETURN SUMMARY" BEGINNING ON PAGE 2 OF THE PROSPECTUS IS FURTHER AMENDED BY ADDING A NEW SUB-SECTION ENTITLED "INVESTMENT PROCESS" IMMEDIATELY AFTER THE SUBSECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" AS AMENDED ABOVE:

INVESTMENT PROCESS

Brown Investment Advisory Incorporated (the "Advisor") is the Fund's investment advisor. The Advisor uses a multi-manager structure and may employ several subadvisors with distinct investment styles to manage the Fund's assets on a daily basis (each a "Sub-advisor"). Under this multi-manager structure, the Advisor allocates the Fund's assets to the Sub-advisors who are currently Philadelphia International Advisors LP ("PIA") and Walter Scott & Partners Limited ("Walter Scott").

Although the Advisor delegates the day-to-day management of the Fund to the Sub-advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund's assets. The Advisor has retained an independent consultant to help monitor the performance of the Subadvisors and to make recommendations regarding asset allocation amongst the Subadvisors (the "Consulting Services"). The allocation of assets to each Subadvisor may range from 0% to 100% of the Fund's assets and the Advisor may change the allocations at any time.

THE SUB-ADVISORS' PROCESS - PURCHASING PORTFOLIO SECURITIES PIA employs a value oriented investment strategy which means that it focuses on companies that it believes are undervalued because the price of their common stocks are inexpensive relative to its estimated earnings and/or dividend-paying ability over the long-term. PIA selects stocks to purchase on behalf of the Fund by evaluating information available regarding individual countries and companies. Countries in which the Fund will invest are selected by evaluating a number of factors including, but not limited to, a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth and government policies. Company selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to-earnings ratios, dividend yields and other operating and financial conditions.

Walter Scott employs a growth oriented investment strategy and focuses on companies world-wide that provide high return on equity and that operate in industries with above average, sustainable growth. Walter Scott identifies these companies by conducting detailed proprietary analyses of company financial statements and by conducting extensive interviews of company management regarding issues pertinent to company operations such as future business trends and competitive pressures.

THE SUB-ADVISORS' PROCESS - SELLING PORTFOLIO SECURITIES PORTFOLIO SECURITIES Each Sub-advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. A Sub-Advisor may sell a stock if:
     o It subsequently fails to meet the Sub-Advisor's initial investment criteria
     o A more attractively priced company is found or if funds are needed for other purposes
     o It becomes overvalued relative to the long-term expectation for the stock price

TEMPORARY DEFENSIVE POSITION MEASURES In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-term instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

THE SECTION ENTITLED "FEE TABLE" ON PAGE 7 OF THE PROSPECTUS IS AMENDED BY REPLACING THE DISCLOSURE CONTAINED THEREIN IN ITS ENTIRETY WITH THE FOLLOWING
DISCLOSURE:


The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Advisor, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                                              INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchases                                  None
(as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                   None
Maximum Deferred Sales Charge (Load)                                              None
Redemption Fee (as a % of amount redeemed)                                      1.00%(1)
Exchange Fee (as a % of amount redeemed)                                        1.00%(1)

ANNUAL FUND OPERATING EXPENSES                                                INSTITUTIONAL
(expenses that are deducted from Fund assets)                                    SHARES
Management Fees                                                                   1.05%
Distribution (12b-1) Fees                                                         0.00%
Other Expenses                                                                    0.37%
Total Annual Fund Operating Expenses(2)                                           1.42%


(1) Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" below for additional information.
(2) Based on estimated annualized amounts for the Fund's fiscal year ended May 31, 2005.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, you pay the applicable maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total and Net Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        INSTITUTIONAL SHARES
1 YEAR                                          $145
3 YEARS                                         $449
5 YEARS                                         $776
10 YEARS                                        $1702


THE SECTION ENTITLED "MANAGEMENT" ON PAGE 9 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUBSECTION ENTITLED "THE ADVISOR AND SUBADVISOR" ON PAGE 9 OF THE PROSPECTUS IN ITS ENTIRETY WITH THE FOLLOWING DISCLOSURE:

THE ADVISOR AND SUB-ADVISORS

The Fund's Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name Alex Brown Capital Advisory & Trust Company. The Advisor and its affiliates have provided investment advisory and management services to clients for over 9 years. As of June 30, 2004, the Advisor and its affiliates had approximately $5.1 billion of assets under management.

Subject to the direction of the Trust's Board and the Advisor, PIA and Walter Scott make decisions regarding the investment and reinvestment of the Fund's assets. PIA is located at One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103 and Walter Scott is located at One Charlotte Square, Edinburgh EH2 4DZ Scotland. PIA is a limited partnership founded in 2001 to provide investment advisory services for those seeking international equity investments. Walter Scott is a corporation organized under the laws of Scotland. Walter Scott provides investment advisory services to high net worth individuals, institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans (other than plan participants), and other pooled investment. As of June 30, 2004, PIA and Walter Scott had approximately $4.5 billion and $10.8 billion, respectively, of assets under management.

Andrew B. Williams, President, Chief Executive Officer and Chief Investment Officer of PIA, is responsible for making the investment decisions for the Fund assets allocated to PIA for management. Mr. Williams has been employed by the Sub-Advisor since January 1, 2002. From May 1985 through December 31, 2001, Mr. Williams was employed by The Glenmede Trust Company and Glenmede Advisors, Inc., Glenmede Trust's wholly owned subsidiary, as a portfolio manager. A team of investment professionals is responsible for making the investment decisions for the Fund assets allocated to Walter Scott for management.

The Advisor receives an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. The Advisor is also entitled to receive a maximum annual fee of 0.05% of the Fund's average daily net assets as a reimbursement for costs incurred to retain Consulting Services. For the fiscal period ended May 31, 2004, the Advisor waived a portion of its fee and received an advisory fee at an annual rate of 0.95% ($486,858) of the Fund's average daily net assets. For advisory services provided to the Fund, the Advisor, and not the Fund, pays each Sub-Advisor an annual fee.

The Trust, on behalf of the Fund, and Brown have applied for exemptive relief from the Securities and Exchange Commission to permit the Advisor, with the approval of the Board, to appoint and replace Fund sub-advisors and to enter into and approve amendments to Sub-Advisory Agreements without first obtaining shareholder approval. Pursuant to the application for exemptive relief, the Trust will be required to notify shareholders of the retention of a new Fund sub-advisor within 90 days after the hiring of the new sub-advisor.